After Recording Return To:

McGuire, Craddock & Strother, P.C.

2501 N. Harwood, Suite 1800

Dallas, Texas 75201

Attention:  Kim Buhrow

NEGATIVE PLEDGE

THIS NEGATIVE PLEDGE (this “Pledge”), dated May 8, 2015, is executed by HARTMAN 400 NORTH BELT, LLC, a Texas limited liability company (the “Hartman North Belt”), and HARTMAN XX LIMITED PARTNERSHIP, a Texas limited partnership (“Hartman Partnership”), in favor of TEXAS CAPITAL BANK, NATIONAL ASSOCIATION (together with its successors and assigns, the “Lender”).

RECITALS

WHEREAS, Lender and Hartman Partnership, among others, are parties to that certain Loan Agreement (as amended from time to time, the “Loan Agreement”) dated May 10, 2012 regarding a revolving line of credit (the “Loan”); and

WHEREAS, Lender has made an advance of the Loan to Hartman Partnership in the amount of $8,200,000 (the “Advance”) and, with the consent of Lender, the proceeds of such Advance will be used by Hartman Partnership to make an advance to Hartman North Belt, a wholly-owned subsidiary of Hartman Partnership, for the purpose of the acquisition by Hartman North Belt of the real property located at 400 N. Sam Houston Parkway East, Houston, Texas 77060 in Harris County, Texas and more particularly described on Exhibit A attached hereto and made a part hereof (together with any and all improvements thereon, collectively, the “Property”); and

WHEREAS, the Lender is willing to make the Advance in connection with the Loan provided Hartman North Belt and Hartman Partnership agree not to transfer or encumber the Property except as expressly permitted herein.

AGREEMENT

NOW, THEREFORE, for and in consideration of the Advance and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of Hartman North Belt and Hartman Partnership agrees as follows:

1.

Property.  For so long as any part of the Advance remains outstanding, Hartman North Belt will not, without first obtaining the prior written consent of the Lender, transfer, sell, assign or in any manner dispose of all or any portion of the Property; create or permit any lien, encumbrance, assignment, charge, or security interest of any kind to exist on the Property; or enter into any agreement (excluding this Pledge) prohibiting the creation or assumption of any lien, encumbrance, charge, or security interest of any kind on the Property, except as follows:

(a)

that certain Deed of Trust dated on or about even date herewith executed by Hartman North Belt for the benefit of Hartman Partnership (the “Hartman Partnership Deed of Trust”);

(b)

liens in favor of Lender;

(c)

encumbrances consisting of minor easements, zoning restrictions, or other restrictions on the use of real property that do not (individually or in the aggregate) materially affect the value of the assets encumbered thereby or materially impair the ability of Borrower to use such assets in its business, and none of which is violated in any material respect by existing or proposed structures or land use;

(d)

liens for taxes, assessments, or other governmental charges which are not delinquent or which are being contested in good faith and for which adequate reserves have been established; and

(e)

liens of mechanics, materialmen, warehousemen, carriers or other similar statutory liens securing obligations that are not yet due and payable or which are being contested in good faith and for which adequate reserves have been established.

In addition, for so long as any part of the Advance remains outstanding, Hartman Partnership will not, without first obtaining the prior written consent of the Lender, transfer, sell, assign or in any manner dispose of all or any portion of its interest in the Property; create or permit any lien, encumbrance, assignment, charge, or security interest of any kind to exist on its interest in the Property; or enter into any agreement (excluding this Pledge) prohibiting the creation or assumption of any lien, encumbrance, charge, or security interest of any kind on its interest in the Property.

2.

Recording.  Lender is hereby authorized and permitted to cause this Pledge (and any amendment hereto) to be recorded at such time and at such place as Lender may elect.

3.

Representations and Warranties of Hartman North Belt.  Each of Hartman North Belt and Hartman Partnership represents and warrants to the Lender as follows:

(a)

Hartman North Belt owns good and indefeasible title to the Property, subject to valid building setback lines, utility easements and similar encumbrances and other matters of record, if any, affecting the Property as the same appear of record as of the date hereof.

(b)

Except for the Hartman Partnership Deed of Trust, there are no existing liens on, or security interests in, the Property, other than the lien for general real estate taxes for the current and subsequent years, and no deed of trust, financing statement or similar document covering the Property or any part thereof has been filed.

(c)

The execution and delivery by Hartman North Belt and Hartman Partnership of this Pledge and the performance of the obligations hereunder have been duly authorized.  This Pledge constitutes the legal valid and binding obligation of Hartman North Belt and Hartman Partnership enforceable in accordance with its terms.  The execution and delivery of this Pledge and the compliance with the provisions thereof will not conflict with or constitute a breach of, or default under, any of the provisions of any other agreement to which Hartman North Belt or Hartman Partnership is a party or the Property may be bound.

The continued validity in all material respects of the aforesaid representations and warranties shall be a condition precedent to the Lender’s obligation to fund, and continue to fund, the Loan.

4.

Covenants of Hartman North Belt and Hartman Partnership.  Each of Hartman North Belt and Hartman Partnership covenants and agrees to (a) promptly furnish Lender with any information or writings which Lender may reasonably request concerning the Property or any part thereof, (b) allow Lender to inspect all records of Hartman North Belt relating to the Property or any part thereof, (c)

promptly notify Lender of any change in any fact or circumstances warranted or represented by Hartman North Belt or Hartman Partnership in this Pledge or in any other writing furnished by Hartman North Belt or Hartman Partnership to Lender in connection with the Loan, the Property or any part thereof, (d) promptly notify Lender of any material claim, action or proceeding affecting title to the Property or any part thereof, and (e) pay to Lender the amount of all court costs and reasonable attorneys’ fees assessed by a court and incurred by Lender following default hereunder.

5.

Default.  Each of Hartman North Belt and Hartman Partnership acknowledges and agrees that any failure by the Hartman North Belt or Hartman Partnership to comply with the terms of this Pledge shall constitute an “Event of Default” under the Loan Agreement.  It is expressly acknowledged by Hartman North Belt and Hartman Partnership that any such failure shall cause the Lender irreparable damage for which legal remedies are inadequate to protect the Lender; the Lender shall have the right, in addition to such other remedies as may be available, to injunctive relief enjoining such breach of this Pledge; and neither the Hartman North Belt, Hartman Partnership, nor any of their respective officers, directors, members, managers, partners, employees, agents or representatives shall urge that such remedy is not appropriate under the circumstances.

6.

Termination.  This Pledge shall remain in full force and effect until the Advance has been paid in full (the “Termination Event”).  Upon the occurrence of such Termination Event, Lender agrees, at the expense of Hartman North Belt and Hartman Partnership, to promptly execute a release, in recordable form, evidencing termination of this Pledge.

7.

Miscellaneous.  If any term or provision hereof is declared by a court of competent jurisdiction to be illegal or invalid, such illegal or invalid term or provision shall not affect the balance of the terms and provisions hereof.  In the event any action or suit is brought by reason of any breach of this Pledge or any other dispute between the parties concerning this Pledge, then the prevailing party shall be entitled to have and recover from the other party all costs and expenses of suit, including reasonable attorneys’ fees.  This Pledge shall be governed by and construed and enforced in accordance with the laws of the State of Texas.  This Pledge is to be deemed to have been prepared jointly by the parties hereto, and if any inconsistencies or ambiguities exist herein, they shall not be interpreted or construed against either party as the drafter.  The parties shall take such actions and execute such documents as each may reasonably request, to carry out the purposes of this Pledge.  Any waiver, amendment, discharge, termination, consent or approval of any kind by Lender must be in writing and shall be effective only to the extent set forth in such writing.  This Pledge shall inure to the benefit of Lender, its successors and assigns and shall be binding upon Hartman North Belt, Hartman Partnership and their successors and assigns; provided, however, that nothing contained in this paragraph or in this Pledge shall permit any transfer or assignment of this Pledge by Hartman North Belt or Hartman Partnership, or any transfer, sale, assignment, disposal, lien, encumbrance, or security interest of any of Hartman North Belt’s or Hartman Partnership’s rights or interest in the Property or any part thereof, except as set forth herein.  All paragraph headings are inserted for convenience only and shall not be used in any way to modify, limit, construe or otherwise affect this Pledge.

8.

Notices.  All notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Pledge must be in writing delivered to each party in the manner set forth in the Loan Agreement, which the notice address for Hartman North Belt being the same as the notice address for Hartman Partnership.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, each Hartman North Belt and Hartman Partnership has caused this Pledge to be executed by their duly authorized representatives.

HARTMAN NORTH BELT:

HARTMAN 400 NORTH BELT, LLC,

a Texas limited liability company

By:

      Allen R. Hartman, President

HARTMAN PARTNERSHIP:

HARTMAN XX LIMITED PARTNERSHIP,

a Texas limited partnership

By:

Hartman XX REIT GP LLC,

a Texas limited liability company,

its sole general partner

By:

      Allen R. Hartman, President

STATE OF TEXAS

§

§

COUNTY OF HARRIS

§

This instrument was acknowledged before me on the __ day of May, 2015, by Allen R. Hartman, as President of Hartman 400 North Belt, LLC, a Texas limited liability company, on behalf of said entity.

Notary Public, State of Texas

STATE OF TEXAS

§

§

COUNTY OF HARRIS

§

This instrument was acknowledged before me on the __ day of May, 2015, by Allen R. Hartman, as President of Hartman XX REIT GP, LLC, a Texas limited liability company and sole general partner of Hartman XX Limited Partnership, a Texas limited partnership, on behalf of said entities.

Notary Public, State of Texas

NEGATIVE PLEDGE – Signature Page

EXHIBIT A

PROPERTY DESCRIPTION

A TRACT OR PARCEL CONTAINING 3.0667 ACRES OR 133,587 SQUARE FEET OF LAND SITUATED IN THE WILLIAM SEVEY SURVEY, ABSTRACT NO. 699, HARRIS COUNTY, TEXAS, BEING THE SAME CALLED 3.0667 ACRE TRACT OF LAND CONVEYED TO PKY 400 NORTH BELT, LLC., RECORDED IN HARRIS COUNTY CLERK FILE (H.C.C.F.) NO. 20130155222, BEING A PORTION OF UNRESTRICTED RESERVE “G”, GREENBRIAR NORTH, SECTION ONE, MAP OR PLAT THEREOF RECORDED IN VOL. 225, PG. 72, HARRIS COUNTY MAP RECORDS (H.C.M.R.), BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS, WITH ALL BEARINGS BASED ON SAID H.C.C.F. NO. 20130155222;

BEGINNING AT A 5/8 INCH IRON ROD WITH CAP STAMPED “PREJEAN” FOUND ON THE SOUTH END OF A CUT-BACK LINE, MARKING THE INTERSECTION OF THE EAST RIGHT-OF-WAY (R.O.W.) LINE OF IMPERIAL VALLEY DRIVE (R.O.W. WIDTH VARIES – VOL. 225, PG. 72, H.C.M.R.) AND THE SOUTH R.O.W. LINE BELTWAY 8 (A.K.A. NORTHBELT DRIVE – R.O.W. WIDTH VARIES), A NORTHWEST CORNER OF SAID 3.0667 ACRE TRACT AND THE POINT OF BEGINNING OF THE HEREIN DESCRIBED TRACT;

THENCE, ALONG SAID CUT-BACK LINE, NORTH 58 DEGREES 46 MINUTES 36 SECONDS EAST, A DISTANCE OF 14.14 FEET TO A 5/8 INCH IRON ROD (BENT) FOUND AT THE SAID INTERSECTION OF THE EAST R.O.W. LINE OF IMPERIAL VALLEY AND THE SOUTH R.O.W. LINE OF BELTWAY 8, MARKING A NORTHWEST CORNER OF SAID 3.0667 ACRE TRACT AND OF THE HEREIN DESCRIBED TRACT;

THENCE, ALONG SAID SOUTH R.O.W. LINE OF BELTWAY 8, SOUTH 76 DEGREES 14 MINUTES 24 SECONDS EAST, A DISTANCE OF 151.70 FEET TO A CUT “X” IN CONCRETE FOUND MARKING THE BEGINNING OF A TANGENT CURVE TO THE LEFT;

THENCE, ALONG SAID CURVE TO THE LEFT AND ALONG SAID SOUTH R.O.W. LINE OF BELTWAY 8, HAVING A RADIUS OF 3,935.72 FEET, A CENTRAL ANGLE OF 00 DEGREES 05 MINUTES 41 SECONDS, AN ARC LENGTH OF 6.51 FEET, AND A CHORD BEARING AND DISTANCE OF SOUTH 76 DEGREES 17 MINUTES 15 SECONDS EAST – 6.51 FEET TO A 1 INCH IRON PIPE FOUND MARKING THE NORTHWEST CORNER OF A CALLED 1.5662 ACRE TRACT CONVEYED TO CITATION LAND, L.L.C., RECORDED IN H.C.C.F. NO. S973718, THE NORTHEAST CORNER OF SAID 3.0667 ACRE TRACT AND OF THE HEREIN DESCRIBED TRACT;

THENCE, DEPARTING SAID SOUTH R.O.W. LINE OF BELTWAY 8, SOUTH 13 DEGREES 48 MINUTES 11 SECONDS WEST, A DISTANCE OF 722.87 FEET TO A 5/8 INCH IRON ROD WITH CAP STAMPED “PREJEAN” FOUND ON A SOUTHERLY LINE OF A CALLED 7.02959 ACRE TRACT OF LAND CONVEYED TO SHOMER VI, LTD., RECORDED IN H.C.C.F. NO. T491860, MARKING THE SOUTHWEST CORNER OF A CALLED 4.558 ACRE TRACT OF LAND CONVEYED TO K & B INTERESTS, INC., RECORDED IN H.C.C.F. NO. T215321, THE SOUTHEAST CORNER OF SAID 3.0667 ACRE TRACT AND OF THE HEREIN DESCRIBED TRACT;

THENCE, SOUTH 87 DEGREES 33 MINUTES 35 SECONDS WEST, A DISTANCE OF 195.89 FEET TO A 5/8 INCH IRON ROD FOUND ON THE SAID EAST R.O.W. LINE OF IMPERIAL VALLEY

DRIVE, MARKING A WESTERLY CORNER OF SAID H.C.C.F. NO. T491860, THE SOUTHWEST CORNER OF SAID 3.0667 ACRE TRACT AND OF THE HEREIN DESCRIBED TRACT;

THENCE, ALONG THE SAID EAST R.O.W. LINE OF IMPERIAL VALLEY DRIVE, NORTH 13 DEGREES 47 MINUTES 36 SECONDS EAST, A DISTANCE OF 277.18 FEET TO A 5/8 INCH IRON ROD FOUND MARKING AN ANGLE POINT, FROM WHICH A 1 INCH IRON PIPE WITH CAP FOUND BEARS FOR REFERENCE NORTH 62 DEGREES 33 MINUTES 33 SECONDS EAST, A DISTANCE OF 0.28 FEET;

THENCE, CONTINUING ALONG SAID EAST R.O.W. LINE OF IMPERIAL VALLEY DRIVE, NORTH 18 DEGREES 21 MINUTES 39 SECONDS EAST, A DISTANCE OF 251.14 FEET TO A CUT “X” IN CONCRETE SET MARKING AN ANGLE POINT;

THENCE, CONTINUING ALONG SAID EAST R.O.W. LINE OF IMPERIAL VALLEY DRIVE, NORTH 13 DEGREES 47 MINUTES 36 SECONDS EAST, A DISTANCE OF 240.01 FEET TO THE PLACE OF BEGINNING AND CONTAINING 3.0667 ACRES OR 133,587 SQUARE FEET OF LAND, AS SHOWN ON JOB NO. 52215, PREPARED BY WINDROSE LAND SERVICES INC.